Contingencies	12 Months Ended
Mar. 31, 2022
Disclosure of contingencies [Abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]
31.	Contingencies

a)	Claims against the Group not acknowledged as debts include demands from Indian Income Tax authorities for payment of tax amounting to ₹ Nil (previous year: ₹ Nil).

b)	Contingencies due to certain Service Tax claims as at March 31, 2022 amounted to ₹ 416 million (previous year: ₹ 416 million)
.
c)	Contingencies due to certain Sales Tax claims as at March 31, 2022 amounted to ₹ 226 million (previous year: ₹ 9 million).

d)
The Group is subject to legal proceedings and claims which are arising in the ordinary course of business. The management does not reasonably expect that these legal actions, when ultimately concluded and determined, will have material and adverse effect on the Group's results of operations or financial conditions.

Put	Option:

The Debenture Subscription Agreement (DSA) between Sify Infinit Spaces Limited (SISL) and Kotak Special Situations Fund (KSSF) is supplemented by a Put Option Agreement with the Company to ensure KSSF has protective rights in case there is contract breach or conditions for conversion is not met over the term of the CCD instrument. The Company shall repay KSSF based on agreed equity valuation when the protective rights are exercised.

Europe	India Gateway:

The Group has entered into a contract with Emirates Integrated Telecom (‘the Emirates’) for the construction and supply of undersea cable capacity from the Europe India Gateway. As per the contract with Emirates, the Group is required to pay its share of decommissioning costs, if any, that may arise in the future. No provision has been made by the Group for such decommissioning costs as the amount of provision cannot be measured reliably as of March 31, 2022. The capacity under the mentioned facility would be upgraded over a period of time.

Export obligation under EPCG : Effective 2012-13, the Company has participated in the Export Promotion Capital Goods Scheme (“the scheme”) under which capital equipment’s are permitted to be imported against a specific license at a substantially reduced customs duty, subject to fulfilment of obligation to export services rendered by use of capital equipment imported under the scheme to the extent of over 6 times the value of duty saved over a period of 6 years from the date of obtaining the license. In case of failure to meet the export obligation, the company would be liable to pay the difference between the normal duty and the duty saved under the scheme along with interest.

As of March 31, 2022, the company is holding 27 (previous year : 53) licenses with a corresponding export obligation of ₹ 2,453 million (previous year : ₹ 4,404 million). Considering the track record of the exports, the Company believes it would be able to meet the export obligation within the time frame and would not be exposed to any liability on account of the above scheme. Legal proceedings
a) Proceedings before Department of Telecommunication

(i) License fees

DoT had issued separate licenses to Sify Technologies Ltd (Sify) for providing Internet, National Long Distance & International Long Distance services.. The license fee was payable to the DoT on the Adjusted Gross Revenue (AGR) as per the terms of each license. Sify has been regularly paying license fee on the revenue arising out of services as per the license conditions.

DoT has raised demands on service providers providing Internet, NLD, ILD services etc. demanding license fee on the revenue made by the service providers from other business income such as Data Centre, Cloud, application services, power, gas, etc. DoT contended that all the income of the company irrespective of the business was required to be considered as part of 'income' for the purpose of calculation of the license fee. The company filed a Writ Petition before Hon’ble Madras High Court challenging the demand made by DoT on the Income accruing from other business units and the demands have been stayed by the Court. The case is pending for final hearing.

The Service providers which had different license conditions for ISP, NLD & ILD and having revenue from other business units approached the Hon’ble Supreme Court stating that Hon’ble Supreme Court judgement dated 24.10.2019 on the access Telecom Service Providers is not applicable to other services providers as license conditions were different from the Access Telecom Service Providers. The Hon’ble Supreme Court observed that if the license conditions of Other Service Providers including ISP, NLD & ILD are different from the license conditions of the Mobile Access Providers, then the other service providers should adjudicate the license fee issue before the appropriate forum. Meanwhile DoT withdrew the demands against Public Sector Undertaking on account of different license conditions.

The Company which had approached Hon’ble High Court of Madras (Court) in 2013 by filing a writ petition prohibiting Department of Telecommunications (DOT) from levying a license fee on non-licensed activities obtained stay of the demands. The Hon’ble Court restrained DoT from recovering the license fee in respect of non- telecom activities and the case is pending for hearing.

The Company believes that it has adequate legal defenses against the demand raised by DoT and that the ultimate outcome of these actions will not have a material adverse effect on the Company's financial position and result of operations. ISPAI, association representing the internet service providers including the company issued a letter to DoT stating that the Hon’ble Supreme Court judgement dated 24.10.2019 is not applicable to Internet Service Providers and the license conditions are different.

The Company which had received notices for earlier years from DoT claiming License fee on the total Income (including income from Non Licensed activities) has already responded to these notices stating that license fees are not payable on income from non-licensed activities. The Company believes that it has adequate legal defenses against these notices and that the ultimate outcome of these actions may not have a material adverse effect on the Company's financial position and result of operations.

DoT in its written submission made before the Hon’ble Supreme Court had clearly mentioned that non telecom revenue would stand excluded from the purview of the gross revenue . In 2017, the Hon’ble Tripura High Court held that Service Providers are not liable to pay license fee on the income accruing from other businesses.

(ii) The present license for ISP under Unified License issued by DOT on June 2, 2014 provides for payment of License fee on pure internet services. However, the Company through Internet Service Providers Association of India (ISPAI) challenged the said clause before TDSAT and has not made payment in this regard. TDSAT setaside the demand made by the DoT and passed the order in favour of the ISP. DoT has challenged the Order of the TDSAT and the appeal is pending before Supreme Court. The Company has appropriately accounted for any adverse effect that may arise in this regard in the books of account. However TDSAT by its order dated 18.10.2019 held that license fee is not chargeable on the Internet Service Providers.

(iii) TDSAT has by its Order dated 28.02.2022 quashed the demands made by DoT seeking license fee, interest on license fee, penalty & interest on penalty on the revenue accruing from other businesses other than the licensed based activities from 2005-06 onwards. Sify has been paying AGR on the licensed based activiites and challenged the demands made by DoT on the revenue arising from other business activities (Non-licensed businesses) and the petitions are pending before Madras High Court.

Supreme Court had by its Order dated 10.06.2020 in a similar case relating to PSUs accepted the stand of the DoT that these licenses are different and the judgement of 24.10.2019 could not be made the basis for raising demands as they are not in the actual business of providing Mobile Services to the general public. Sify also has licenses similar to that. TDSAT also held that there is no scope to differentiate between 2 sets of licensees (PSU & Others) having same or similar licenses only on the basis of ownership, private or public. The statutory rights and liabilities must remain the same for both the classes in so far as they arise from the licenses/agreements under consideration.

b) The company is party to additional legal actions arising in the ordinary course of business. Based on the available information as at March 31, 2022, the Company believes that it has adequate legal defenses
for these actions and that the ultimate outcome of these actions will not have a material adverse effect [the maximum financial exposure would be ₹ 113 million (previous year: ₹ 113 million)] on the Company's financial position and results of operations.

c) The Company has received an order passed under section 7A of the Employees Provident Fund & Miscellaneous Provisions Act, 1952 from Employees Provident Fund Organisation (EPFO) claiming provident fund contribution aggregating to ₹ 6 million on special allowances paid to employees. The company has filed a writ petition before High court of Madras and obtained the stay of demand. In February 2019, the Supreme Court held, in a similar case, that Special allowances paid by the employer to its employee will be included in the scope of basic wages and subject to provident fund contribution. However, the Supreme Court has not fixed the effective date of order.

d) During the FY 2019-20, Directorate General of Goods and Services Tax Intelligence (DGGI) did an inspection based on the analysis of service tax returns filed by the company in the past. The company has been categorising services relating to e-Learning and Infrastructure Management Services provided to foreign customers billed in convertible foreign currency under OIDAR services while filing its half-yearly service tax return. However, based on the Place of Provision of Services Rules then applicable under the Finance Act, 1994, Service Tax has to be paid for OIDAR services provided to foreign customers even if the conditions for qualifying as export of services are met. Hence, the DGGI contended that Service Tax should be paid on the services classified as OIDAR services in the returns. The total contended during the period April 2014 to November 2016 of Service Tax was ₹ 161 million and the Interest & Penalty as applicable. The company believes that the services relating to e-learning and infrastructure management services will not fall under OIDAR services and also the activities covered under E-learning and IMS does not meet the conditions for taxation under the provisions applicable as OIDAR and hence there is no liability. However, during the investigation, the Company has paid ₹ 646 under protest to continue the proceeding with the relevant adjudicating authorities. Thereafter, the DGGI has issued Show Cause Notice and the company has replied on the same. The matter is pending with the Adjudicating Authority. The company believes that no provision is required to be made against this demand.